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                                                                   EXHIBIT 10.17

                                      NOTE

$47,718.00                                                  San Jose, California

                                                                 January 7, 1998

          FOR VALUE RECEIVED, Reed Taussig promises to pay to TallyUp Software Inc., a Delaware corporation (the "Company"), or order, the principal sum of forty-seven thousand seven hundred eighteen dollars ($47,718.00), together with interest on the unpaid principal hereof from the date hereof at the rate of six and thirteen one-hundredths percent (6.13%) per annum, compounded annually.

          Principal and interest shall be due and payable on January 7, 2008 or immediately prior to such earlier time as the undersigned sells or otherwise transfers all of the shares of Common Stock (the "Shares") purchased by the undersigned pursuant to that certain Amended and Restated Stock Option Agreement -- Early Exercise by and between the Company and the undersigned dated January 7, 1998 (the "Option Agreement"). In the event the undersigned sells or otherwise transfers some, but less than all, of the Shares subject to pledge contained in the Security Agreement by and between the Company and the undersigned of even date herewith (the "Security Agreement"), then principal and interest, in an amount equal to the product of (i) the quotient obtained by dividing the number of such Shares sold or otherwise transferred by the undersigned by the total number of Shares then subject to the pledge contained in the Security Agreement and (ii) the total amount of principal and interest then outstanding under this Note, shall be due and payable immediately prior to such sale or transfer. The foregoing provisions relating to sales and transfers shall not apply to any transfers not involving a change of beneficial ownership (including without limitation transfers to trusts for the benefit of the undersigned or the undersigned and members of his family), provided that all of the restrictions and terms contained in the Option Agreement, including related agreements, and the Security Agreement shall continue to apply to such Shares. Payments of principal and interest shall be made in lawful money of the United States of America.

          The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

          This Note is secured in part by a pledge of certain assets of the undersigned under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

          The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

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          Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                                   /s/ Reed Taussig
                                                   ----------------
                                                   Reed Taussig
                                                   Print Name

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                               SECURITY AGREEMENT

         This Security Agreement is made as of January 7, 1998 between TallyUp Software Inc., a Delaware corporation ("Pledgee"), and Reed Taussig ("Pledgor").

                                    Recitals

          Pursuant to Pledgor's election to exercise his option to purchase shares of the Pledgee's Common Stock under the Amended and Restated Stock Option Agreement -- Early Exercise dated January 7, 1998 (the "Option Agreement"), between Pledgor and Pledgee under Pledgee's 1997 Stock Option Plan, and Pledgor's election under the terms of the Option Agreement to pay for such shares in part with his promissory note (the "Note"), Pledgor has purchased 482,000 shares of Pledgee's Common Stock (the "Shares") at a price of $0.10 per share, for a total purchase price of $48,200, of which $47,718 was in the form of the Note. The Note and the obligations thereunder are as set forth in Exhibit A.

          NOW, THEREFORE, it is agreed as follows:

         1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges Sunrise Professional (SIC), 680 Sunrise Ave. Roseville, CA (the "Collateral") as security for Pledgor's obligations under the Note, subject to the terms and conditions of this Security Agreement.

         2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

                  a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

                  b. Encumbrances. The fair market value of the Collateral exceeds the sum of (i) the obligations under the Note and (ii) the sum of all other obligations against which the Collateral is pledged or otherwise encumbered (the sum of (i) and (ii) together are the "Total Encumbrances"). Pledgor may further encumber the Collateral so long as the Total Encumbrances do not exceed the fair market value of the Collateral on the date that any such additional encumbrance is incurred. Pledgor acknowledges that the holding period pursuant to Rule 144 under the Securities Act of 1933, as amended, will be tolled for any such period as the Total Encumbrances exceed the fair market value of the Collateral.

         3. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

                  a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

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                  b.       Pledgor fails to perform any of the covenants set
forth in the Option Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

          In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

         4. Release of Collateral. There shall be released from this pledge a portion of the Collateral upon payments of the principal of the Note. The portion of the Collateral which shall be released shall be that portion which bears the same proportion to the initial Collateral pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

         5. Withdrawal or Substitution of Collateral. Except as permitted in Section 2b hereof, Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

         6. Term. The pledge of Collateral contained herein shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged Collateral shall be released from this pledge, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 4 above.

         7. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

         8. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

         9. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

         10. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

          "PLEDGOR"                        By: /s/ Reed Taussig
                                               ----------------
                                           Reed Taussig
                                           Print Name

                                           Address:
                                           461 Van Buren Street
                                           Los Altos, CA 94022

          "PLEDGEE"                        TALLYUP SOFTWARE INC.,
                                           a Delaware corporation

                                           By: /s/ Andrew Swett
                                               ----------------

                                           Title: Secretary